Exhibit 99.1

December 21, 2009

NEWS RELEASE

US GOLD EXPLORATION UPDATE

GOLD BAR DRILLING RETURNS 0.06 OPT GOLD OVER 75 FT

+340,000 FT OF DRILLING PLANNED FOR MEXICO & NEVADA IN 2010

Toronto, Ontario (December 21, 2009) - US GOLD CORPORATION (NYSE.AMEX:UXG - TSX:UXG) is pleased to announce good exploration results from Nevada. The best results continue to come from West Pick, including 0.06 opt (2.05 gpt) gold over 75 ft (22.9 m) and 0.027 opt (0.94 gpt) gold over 180 ft (54.9 m).

US Gold has planned major drill programs to expand, delineate, and explore projects in Mexico and Nevada in 2010. For the next five months, most of the drilling will occur at El Gallo (Mexico). US Gold will deliver a Preliminary Economic Assessment (PEA) and NI 43-101 resource estimate on the Gold Bar Project by the end of Q1, and an initial NI 43-101 resource estimate on El Gallo early in Q2.

NEVADA: GOLD BAR PROJECT

Drilling at the Gold Bar Project occurred primarily in three separate areas: 1) West Pick, 2) East Pick, and 3) North Ridge as illustrated in Figure 1. A complete listing of all drill holes is attached in Table 1.

WEST PICK (See Fig. 1 & 2)

Several holes at West Pick encountered good results, with the best holes returning 0.060 opt (2.05 gpt) gold over 75 ft (22.9 m) and 0.027 opt (0.94 gpt) gold over 180 ft (54.9 m) in step-out drilling southwest of the existing resource. Drilling this season has achieved the objective of closing the 750 ft (230 m) gap between the Pick and Ridge deposits. Mineralization at the Gold Bar Project has a total strike length of over 6,500 ft (2,000 m). Highlights of drilling are as follows:

HOLE#	Gold	From	Length	Gold	From	Length
	opt	ft	ft	gpt	m	m

GB92	0.034	305	120	1.18	93.0	36.6

GB93	0.044	375	80	1.50	114.3	24.4
Including	0.101	380	5	3.45	115.8	1.5
Including	0.132	400	10	4.54	121.9	3.0

GB94	0.032	200	70	1.11	61.0	21.3
Including	0.174	240	5	5.96	73.2	1.5

GB101	0.060	355	75	2.05	108.2	22.9
Including	0.141	360	25	4.82	109.7	7.6

GB103	0.027	295	180	0.94	89.9	54.9

GB112	0.052	140	50	1.78	42.7	15.2
Including	0.185	145	5	6.33	44.2	1.5
Intercept	0.027	345	50	0.93	105.2	15.2

GB118	0.055	155	25	1.9	47.2	7.6
Including	0.111	170	5	3.79	51.8	1.5

(opt = Troy ounces per short ton, gpt = Grams per metric tonne. True widths of the intercepts are unknown.)

Three-dimensional modeling by US Gold geologists has led to the identification of an unconformity (erosional surface) between the basement and gold host rocks at the Gold Bar Project. Channels in this unconformity were filled with porous limestone, which then acted as preferred pathways for gold mineralization. These channels are present in the West Pick area where US Gold has encountered significant mineralization, including the best results announced earlier this year of 0.085 opt (2.9 gpt) gold over 150 ft (45.7 m) and 0.065 opt (2.24 gpt) gold over 120 ft. (36.6 m). Additional channels in this area are targets for exploration in 2010.

EAST PICK (See Fig. 1)

Recent drilling encountered a good result of 0.065 opt (2.23 gpt) gold over 30 ft (9.1 m), further expanding the mineralization encountered in hole GB68 released on September 9th, 2009, which returned 0.070 opt (2.39 gpt) gold over 105 ft (32.0 m). US Gold geologists are evaluating these results to determine the potential for additional mineralization to the east of the Pick resource. Highlights of drilling are as follows:

HOLE#	Gold	From	Length	Gold	From	Length
	opt	ft	ft	gpt	m	m

GB97	0.065	500	30	2.23	152.4	9.1
Including	0.118	505	10	4.06	153.9	3.0

GB99	0.031	375	50	1.06	114.3	15.2

NORTH RIDGE (See Fig. 1)

The best result encountered 0.044 opt (1.5 gpt) gold over 50 ft (15.2 m) in an area where six historic drill holes intersected mineralization with an average grade and width of 0.032 opt (1 gpt) gold over 63 ft (19.2 m). Previously there was insufficient drilling in this area to define a resource; however, now it will be included in the updated resource estimate. Hole GB105 intercepted scattered mineralization over a vertical distance of 250 ft (76 m), indicating that a wide section of favorable host rocks are present. Highlights of drilling are as follows:

HOLE#	Gold	From	Length	Gold	From	Length
	opt	ft	ft	gpt	m	m

GB105	0.044	255	50	1.5	77.7	15.2
Including	0.129	280	10	4.43	85.3	3.0
And	0.034	380	20	1.18	115.8	6.1
And	0.081	500	5	2.78	152.4	1.5

NEVADA WINTER DRILL PROGRAM

Several targets outside the Gold Bar Project will be drilled this winter. Targets include properties close to Goldcorp’s Marigold Mine, and US Gold’s Limo Project where drilling earlier this year encountered an encouraging previously unannounced intercept of 0.055 opt (1.88 gpt) gold over 115 ft (35.1 m). In total, US Gold expects to drill a minimum of 15,000 ft (4,500 m) in Nevada this winter. Highlights from the Limo Project are as follows.

HOLE#	Gold	From	Length	Gold	From	Length
	opt	ft	ft	gpt	m	m

LB39	0.055	215	115	1.88	65.5	35.1
Including	0.162	220	10	5.57	67.1	3.0
Including	0.111	275	25	3.82	83.8	7.6

MEXICO: EL GALLO — BIG EXPLORATION PROGRAM

US Gold plans to drill 325,000 ft (100,000 m) of core at El Gallo next year. This aggressive drill program will be one of the largest by a junior exploration company in Mexico. Three drills are planned to operate continuously throughout the year. The next drill results are scheduled to be released at the end January. All necessary drill permits for El Gallo have now been approved.

DELIVERABLES IN Q1&Q2 2010

US Gold is preparing a Preliminary Economic Assessment (PEA) together with an updated and expanded NI 43-101 resource estimate for the Gold Bar Project, which will include drilling completed in 2009 and a detailed re-modeling of the deposit. The PEA will study the economics of potential open-pit mining scenarios. Completion of the PEA report is expected by the end of the first quarter of 2010. Also, an initial NI 43-101 resource estimate for El Gallo is expected early in the second quarter of 2010.

ABOUT US GOLD  (www.usgold.com)

US Gold Corporation is a Colorado incorporated gold and silver exploration company with a strong treasury, no debt and two significant land holdings, one in Nevada next to Barrick Gold’s multi-million ounce Cortez project, and the other in Mexico where an exciting high-grade silver discovery has been made. US Gold’s shares trade on the NYSE Amex and the Toronto Stock Exchange under the symbol UXG. US Gold has good market liquidity, trading 1.1 million shares daily, and is included in S&P/TSX and Russell indices.

QUALIFIED PERSON

This news release has been prepared, reviewed and approved by Steve Brown, US Gold’s Chief Geologist and full-time employee of the company, who is a Qualified Person as defined by National Instrument 43-101 and is responsible for program design and quality control of mineral exploration undertaken by the company at its Nevada exploration properties.

All assays are uncut, with analysis conducted by ALS Chemex utilizing a 30 gram fire assay charge with an AA finish. Drilling was performed with a standard reverse circulation (RC) rig, and samples are 5 feet in length. Quality assurance/quality control is assured by inserting standards and blanks every 40th sample and check assays sent to a second lab every 20th sample.

Certain statements contained herein and subsequent oral statements made by and on behalf of the Company may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements may be identified by words such as “intends,” “anticipates,” “believes,” “expects” and “hopes” and include, without limitation, statements regarding the Company’s results of exploration, plan of business operations, potential contractual arrangements, receipt of working capital, anticipated revenues and related expenditures. Factors that could cause actual results to differ materially include, among others, those set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008 and other filings with the Securities and Exchange Commission, under the caption “Risk Factors”. Most of these factors are outside the control of the Company. Investors are cautioned not to put undue reliance on forward-looking statements. Except as otherwise required by applicable securities statutes or regulations, the Company disclaims any intent or obligation to update publicly these forward looking statements, whether as a result of new information, future events or otherwise.

U.S. investors should be aware that the issuer has no “reserves” as defined by Guide 7 and are cautioned not to assume that any part or all of the potential target mineral resources will ever be confirmed or converted into Guide 7 compliant “reserves.”

This press release also contains information about adjacent properties on which we have no right to explore or mine.  We advise U.S. investors that the SEC’s mining guidelines strictly prohibit information of this type in documents filed with the SEC.  U.S. investors are cautioned that mineral deposits on adjacent properties are not indicative of mineral deposits on our properties.

For further information contact:

Stefan M. Spears	Mailing Address
Vice President, Projects	99 George Street, 3rd Floor
Tel: (647) 258-0395	Toronto, ON M5A 2N4
Toll Free: (866) 441-0690	E-mail: info@usgold. com
Fax: (647) 258-0408

Table 1 - All Significant Assays (20' > 0.01 opt gold)	December 21, 2009

Hole Number	Location	Au (opt)	From: ft	Length: ft	Au (gpt)	From: m	Length: m	Azimuth (degrees)	Dip (degrees)
GB91	WP	0.025	325	105	0.86	99.1	32.0	147	-75

GB92	WP	0.034	305	120	1.18	93.0	36.6	147	-60

GB93	WP	0.044	375	80	1.50	114.3	24.4	147	-45
Including		0.101	380	5	3.45	115.8	1.5
Including		0.132	400	10	4.54	121.9	3.0

GB94	WP	0.032	200	70	1.11	61.0	21.3	0	-90
Including		0.174	240	5	5.96	73.2	1.5
And		0.014	285	20	0.48	86.9	6.1
And		0.014	335	30	0.49	102.1	9.1

GB95	EP	0.025	485	20	0.86	147.8	6.1	290	-75
And		0.027	545	20	0.91	166.1	6.1
And		0.014	580	25	0.48	176.8	7.6

GB96	WP	0.028	465	100	0.96	141.7	30.5	0	-90

GB97	EP	0.010	465	20	0.33	141.7	6.1	0	-90
And		0.065	500	30	2.23	152.4	9.1
Including		0.118	505	10	4.06	153.9	3.0
And		0.014	650	20	0.48	198.1	6.1
And		0.010	700	30	0.34	213.4	9.1

GB98	WP	0.068	270	60	2.33	82.3	18.3	90	-70
Including		0.126	285	25	4.33	86.9	7.6

GB99	EP	0.031	375	50	1.06	114.3	15.2	260	-70

GB100	WP	0.015	285	50	0.53	86.9	15.2	147	-45
And		0.012	360	20	0.4	109.7	6.1

GB101	WP	0.060	355	75	2.05	108.2	22.9	147	-75
Including		0.141	360	25	4.82	109.7	7.6
And		0.023	445	30	0.78	135.6	9.1
And		0.018	525	20	0.6	160.0	6.1

GB102	WP	0.022	335	65	0.76	102.1	19.8	147	-60
And		0.019	420	30	0.65	128.0	9.1
And		0.010	605	20	0.33	184.4	6.1

Locations: WP = West Pick, EP = East Pick, NR = North Ridge, C = Cabin      Numbers may not add due to rounding.

opt = Troy ounces per short ton, gpt = grams per metric tonne, ft = feet, m = meters

Table 1 - All Significant Assays (20' > 0.01 opt gold)	December 21, 2009

Hole Number	Location	Au (opt)	From: ft	Length: ft	Au (gpt)	From: m	Length: m	Azimuth (degrees)	Dip (degrees)

GB103	WP	0.027	295	180	0.94	89.9	54.9	147	-45

GB104	NR	0.017	470	55	0.58	143.3	16.8	0	-90

GB105	NR	0.044	255	50	1.5	77.7	15.2	0	-90
Including		0.129	280	10	4.43	85.3	3.0
And		0.034	380	20	1.18	115.8	6.1
And		0.015	420	45	0.53	128.0	13.7
And		0.081	500	5	2.78	152.4	1.5

GB106	WP	0.025	285	20	0.84	86.9	6.1	147	-75

GB107	WP	0.015	340	60	0.51	103.6	18.3	0	-90
GB108	WP	No intercepts of 20’ >0.01 opt						327	-85
GB109	WP	No intercepts of 20’ >0.01 opt						327	-60
GB110	WP	No intercepts of 20’ >0.01 opt						0	-90
GB111	WP	No intercepts of 20’ >0.01 opt						327	-60

GB112	WP	0.052	140	50	1.78	42.7	15.2	0	-90
Including		0.185	145	5	6.33	44.2	1.5
And		0.027	345	50	0.93	105.2	15.2
GB113	WP	No intercepts of 20’ >0.01 opt						327	-90
GB114	WP	No intercepts of 20’ >0.01 opt						0	-90
GB115	NR	No intercepts of 20’ >0.01 opt						0	-90

GB116	WP	0.060	245	10	2.07	74.7	3.0	0	-90
GB117	NR	No intercepts of 20’ >0.01 opt

GB118	WP	0.055	155	25	1.9	47.2	7.6	0	-90
Including		0.111	170	5	3.79	51.8	1.5

GB119	WP	0.011	505	20	0.39	153.9	6.1	147	-75
GB120	WP	No intercepts of 20’ >0.01 opt						147	-60
GB121	WP	No intercepts of 20’ >0.01 opt						147	-60

GB122	C	0.022	195	90	0.77	59.4	27.4	310	-70

Locations: WP = West Pick, EP = East Pick, NR = North Ridge, C = Cabin     Numbers may not add due to rounding.

opt = Troy ounces per short ton, gpt = grams per metric tonne, ft = feet, m = meters

Table 1 - All Significant Assays (20’ > 0.01 opt gold)	December 21, 2009

Hole Number	Location	Au (opt)	From: ft	Length: ft	Au (gpt)	From: m	Length: m	Azimuth (degrees)	Dip (degrees)

GB123	C	0.031	415	10	1.06	126.5	3.0	0	-90

GB124	C	0.014	315	25	0.47	96.0	7.6	290	-70
And		0.017	365	40	0.59	111.3	12.2
And		0.010	425	20	0.33	129.5	6.1

GB125	C	0.015	760	25	0.53	231.6	7.6	140	-60

GB126	NR	0.011	450	20	0.38	137.2	6.1	0	-90

GB127	NR	0.018	420	55	0.61	128	16.8	45	-70

Locations: WP = West Pick, EP = East Pick, NR = North Ridge, C = Cabin     Numbers may not add due to rounding.

opt = Troy ounces per short ton, gpt = grams per metric tonne, ft = feet, m = meters

Figure 1 December 21, 2009
Gold Bar Project Drill Hole Locations - Plan (Aerial) View

GB115
GB117
NORTH RIDGE
GB104
GB105
GB127
GB126
Gold Ridge
WEST PICK
(See Figure 2)
Gold Pick
GB95
GB97
GB99
EAST PICK
Cortez Trend, Nevada.
US Gold Mineral Property Outline
TONKIN
GOLD BAR Area Shown
Miles
KM
Legend
April 2009 Resource Outline
Dec 21, 2009 RC Hole Location
Oct 14, 2009 RC Hole Location
Drill Hole Trace
GB70 = Drill Hole #
0 500 1,000
Feet
N
0 150 300
Meters

GB 122, 123, 124 ,125 were drilled at the Cabin resource (not shown).

Figure 2 December 21, 2009
West Pick Project Drill Hole Locations - Plan (Aerial) View

GB113
GB111
GB109
GB96
GB98
GB119
GB108
GB90
GB118
GB107
GB101
GB91
GB94
GB116
GB100
GB106
GB110
GB102
GB92
GB112
GB114
GB93
GB103
GB120
GB121
Cortez Trend, Nevada.
US Gold Mineral Property Outline
TONKIN
GOLD BAR Area Shown
0 3 6
Miles
0 5 10
KM
Legend
April 2009 Resource Outline
Potential Resource Expansion
Dec 21, 2009 RC Hole Location
Oct 14, 2009 RC Hole Location
Drill Hole Trace
GB90 = Drill Hole #
N
0 75 150
Feet
0 25 50
Meters